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                                                                   Exhibit 10.42


                            AMENDMENT NO. 1 TO CONTRACT

                                      BETWEEN

                           ENVIROTEST SYSTEMS CORPORATION

                                        AND

                                 STATE OF TENNESSEE

                     DEPARTMENT OF ENVIRONMENT AND CONSERVATION


     WHEREAS, Envirotest Systems Corporation and the State of Tennessee, Department of Environment and Conservation, entered into Contract No. RV-5-00575-5-00 on May 16, 1994, relating to the operation of vehicle inspection and maintenance programs in Rutherford, Sumner, Williamson, and Wilson counties, and

     WHEREAS, the said parties desire to amend said Contract in the manner described below.

     NOW, THEREFORE, the parties hereby amend said Contract as follows:

     1.   Section 42 is amended as follows:

          a.   By deleting therefrom the following:

               "SECTION 42. TERM. The term of this Contract shall commence on May 16, 1994, and shall extend through December 31, 1995. The State shall have no obligation for services rendered by the Contractor which are not performed within the specified period."

          b.   By substituting in lieu thereof the following:

               "SECTION 42. TERM. The term of this Contract shall commence on May 16, 1994, and shall extend through December 31, 1998.
               The State shall have no obligation for services rendered by the Contractor which are not performed within the specified period."



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     2.   By adding a new section as follows:

               "SECTION 43. The Contractor shall maintain documentation for all payments made to the State under this Contract. The books, records and documents of the Contractor, insofar as they relate to work performed or money received under this Contract, shall be maintained for a period of three (3) full years from the date of the final payment, and shall be subject to audit, at any reasonable time and upon reasonable notice, by the Tennessee Department of Environment and Conservation or the Comptroller of the Treasury or their duly appointed representatives. Any financial statements prepared pursuant to Section 11.F shall be prepared in accordance with generally accepted accounting principles."

3. The other terms and provisions not amended hereby shall remain in full force and effect.




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     IN WITNESS WHEREOF, the parties have by their duly authorized representatives set their signatures.

ENVIROTEST SYSTEMS CORPORATION:


By /s/ Chester C. Davenport                                  8/23/94
   --------------------------------------                   --------------------
     CHESTER C. DAVENPORT, Chairman                         Date

STATE OF TENNESSEE
DEPARTMENT OF ENVIRONMENT AND CONSERVATION


By /s/ Edward H. Cole                                        10/17/94
   --------------------------------------                   --------------------
     EDWARD H. COLE                                         Date
     Interim Commissioner

APPROVED:

TENNESSEE DEPARTMENT OF FINANCE AND
ADMINISTRATION

By /s/ David L. Manning                                      10/24/94
   --------------------------------------                   --------------------
     DAVID L. MANNING                                       Date
     Commissioner

COMPTROLLER OF THE TREASURY

By /s/ William R. Snodgrass                                  10/26/94
   --------------------------------------                   --------------------
     WILLIAM R. SNODGRASS                                   Date
     Comptroller



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